IVY FUNDS
Delaware Ivy International Value Fund
Delaware Ivy Global Equity Income Fund

IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Global Equity Income

(each, a “Fund,” and collectively, the “Funds”)

Supplement to the Funds’ Current Statutory Prospectuses
and Statements of Additional Information

On March 3, 2022, the Boards of Trustees of the Ivy Funds and Ivy Variable Insurance Portfolios (together, the “Board”) approved the submission of the following proposals for consideration by each Fund’s shareholders:

1.	Changing the diversification status of each Fund to permit the Fund to have more flexibility in the manner it invests its assets.

2.	Amending the fundamental investment restriction related to industry concentration for each Fund so that each Fund may concentrate in the consumer staples economic sector.

Both of these changes require shareholder approval. Fund shareholders as of the record date will receive a proxy statement with more details about the risks and benefits in early May 2022 and have an opportunity to vote on the proposals.

In addition, the Board approved the name changes below. These name changes will go into effect following shareholder approval of the changes to investment policies described above.

Current Name	Proposed Name
Delaware Ivy Global Equity Income Fund	Delaware Global Value Equity Fund
Delaware Ivy VIP Global Equity Income	Delaware VIP Global Value Equity

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 28, 2022.